UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2008

First Citizens Bancshares, Inc.
 (Exact name of registrant as specified in its charter)

Commission file number 0-11709
 ________________________

Tennessee	62-1180360
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

P.O. Box 370, One First Citizens Place
Dyersburg, Tennessee 38024
 (Address of principal executive offices including zip code)

(731) 285-4410
 (Registrant's telephone number, including area code)
________________________

Item 2.02: Results of Operations and Financial Conditions

The Registrant hereby files this document to report changes related to Item 2.02.

Exhibit List:  Exhibit 99.1  Press Release announcing ranking among Top 200 Bank in US Reort.